UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2025

Commission File Number 001-34584

HARBOR DIVERSIFIED, INC.

(Exact name of registrant as specified in its charter)

Delaware	13-3697002
(State of incorporation)	(I.R.S. Employer Identification No.)

W6390 Challenger Drive, Suite 203 Appleton, WI	54914-9120
(Address of principal executive offices)	(Zip Code)

(920) 749-4188

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement.

On January 3, 2025, Air Wisconsin Airlines LLC (“Air Wisconsin”), an indirect wholly owned subsidiary of Harbor Diversified, Inc. (the “Company”), received written notice from American Airlines, Inc. (“American”) terminating the capacity purchase agreement, dated August 19, 2022, by and between Air Wisconsin and American (as amended, the “CPA”). The termination notice provides for a “wind-down” schedule for the withdrawal of aircraft from the CPA beginning on March 6, 2025 and ending with the termination of the CPA on April 3, 2025. Air Wisconsin expects to continue flying for American under the agreement through such termination date.

The foregoing description of the CPA does not purport to be complete and is qualified in its entirety by reference to the CPA, a redacted copy of which was filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2022, and certain of the amendments to the CPA, redacted copies of which were filed as exhibits to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2023, and Current Report on Form 8-K filed with the Securities and Exchange Commission on December 5, 2024.

Item 8.01	Other Events.

Air Wisconsin has announced a strategic realignment to (i) focus on Essential Air Service Program (“EAS”) markets, (ii) expand its charter operations, and (iii) transition its relationship with American to a codeshare and interline relationship.

On November 27, 2024, Air Wisconsin and American entered into a codeshare agreement and interline agreement with the expectation that Air Wisconsin will operate certain federally subsidized EAS markets. Air Wisconsin will provide service to these EAS markets, if it is selected as the carrier, with its fleet of sixty 50-seat CRJ-200 aircraft.

In addition, Air Wisconsin has further diversified its operations with a recent focus on the charter market. Air Wisconsin commenced charter operations in the fourth quarter of 2024 and has experienced significant growth in demand for its CRJ-200 aircraft, particularly among NCAA collegiate sports teams.

On January 10, 2025, Air Wisconsin issued a press release announcing the strategic shift of its operations, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”). The information provided in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report, together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this press release that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. These statements often include words such as “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” and other similar expressions. Management bases these forward-looking statements on its current expectations, plans and assumptions that it has made in light of its experience in the industry, as well as its perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances at such time. Although management believes these forward-looking statements are based on reasonable assumptions at the time they are made, you should be aware that many factors could affect the Company’s business, results of operations and financial condition and could cause actual results to differ materially from those expressed in the forward-looking statements. These statements are not guarantees of future performance or results. These forward-looking statements include statements concerning the following: the Company’s ability to successfully transition its operations to support EAS markets and charter operations; the Company’s ability to transition its relationship with American Airlines to a codeshare and interline relationship; the timing and expectations regarding the wind-down period under the CPA and the termination of the CPA; the Company’s ability to be selected as a carrier servicing EAS routes; the Company’s plans for and ability to grow its operations within the charter sector; and the Company’s assessment of market demands and its ability to deliver solutions that meet such demands. These forward-looking statements are subject to and involve numerous risks, uncertainties and assumptions, including those discussed under the caption “Risk Factors” in the Company’s filings with the U.S. Securities and Exchange Commission, as may be updated from time to time in subsequent filings, and you should not place undue reliance on these statements. These cautionary statements are made only as of the date of this press release. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated January 10, 2025.

104	Cover Page Interactive Data File, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARBOR DIVERSIFIED, INC.

Date: January 10, 2025	/s/ Christine R. Deister
Christine R. Deister
Chief Executive Officer and Secretary